Valued Advisers Trust

Cloud Capital Strategic Small Cap Fund

Supplement to the Prospectus dated June 22, 2011

Supplement dated October 25, 2011

The Board of Trustees of the Valued Advisers Trust has determined to close and terminate the Cloud Capital Strategic Small Cap Fund (the “Fund”) effective as of October 25, 2011.  Because the Fund never commenced operations, there will be no liquidation and distribution of the Fund’s assets.  Additionally, shares of the Fund are no longer available for purchase or exchange effective immediately.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated June 22, 2011 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 670-2227.